Exhibit 99.6

ALLIANCE CAPITAL

Fourth Quarter 2000 Review

Bruce W. Calvert	John D. Carifa	Lewis A. Sanders
CEO	President and COO	CIO

February 2, 2001

Introduction

    As you know, the SEC has recently adopted Regulation FD. In light of Regulation FD, we will be limited in responding to inquiries from investors or analysts in a nonpublic forum. Therefore, we encourage you to ask all questions of a material nature on this conference call.

Forward-Looking Statements

    Certain statements provided by Alliance Capital Management L.P. ("Alliance Capital") and Alliance Capital Management Holding L.P. ("Alliance Holding") in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital's sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates. Alliance Capital and Alliance Holding caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Fourth Quarter Highlights

• Assets under management of $454 billion at 12/31/00

• Acquisition of Bernstein added $86 billion at 10/02/00

• Net new business added $7 billion

• Performance of all major investment disciplines ahead of benchmarks

• Institutional research services revenues climbed 13%

• Growth stocks registered negative returns while value results were positive

• Market depreciation reduced assets under management by $27 billion

Market Depreciation Partially Offsets Bernstein and New Business

	Retail	Institutional Money Mgmt	Private Client	Total
• Sept 2000 AUM	$174	$210	$4	$388
• Bernstein	—	55	31	86
• Net New Business	6	2	(1)	7
• Market Appreciation/(Depreciation)	(17)	(13)	3	(27)
• Dec 2000 AUM	$163	$254	$37	$454

Operating Partnership 4Q Financial Highlights

	2000	1999
• Revenues:
Base Fee & Other	$743	$483
Performance Fee	50	102
• Expenses	578	416
• Net Operating Earnings	$215	$169

• Non-recurring Items, Net	(23)	—

Operating Partnership: Decline in Performance Fees Offsets Modest Base Fee Earnings Growth

	2000	1999	% change
Per Unit
• Base Fee Earnings	$0.76	$0.73	+4%
• Performance Fee Earnings	0.08	0.22	-64%

• Net Operating Earnings*	$0.84	$0.95	-12%

*Net Operating Earnings: Net income excluding amortization of intangibles and non-recurring items.

Alliance Holding 4Q Financial Highlights

	2000	1999	% change
• Net Operating Earnings	$0.76	$0.87	-13%
• Base Fee Earnings	0.69	0.67	+3%
• Performance Fees	0.07	0.20	-65%
• Non-recurring Items, Net	(0.09)	—	—

Bernstein Acquisition Accretive During Fourth Quarter

• Added $0.06 to net operating earnings

• Added $0.02 to base fee earnings

• Revenue and profit met expectations

Goodwill and Non-Recurring Items Impacted Net Income in 4Q

	2000	1999	% change
• Net Operating Earnings	$0.76	$0.87	-13%
• Amortization of Intangibles	(0.17)	(0.01)	1,600
• Non-recurring Items, Net	(0.09)	—	—
• Net Income	$0.50	$0.86	-42%

…But Will Not Impact Distributions

	2000	1999	% change
• Distributions Derived from Net Operating Earnings	$0.75	$0.85	-12%
• Distributions—Cash Proceeds Poland	0.03	—	—
• Total Distributions	$0.78	$0.85	-8%

AUM Decline Pressured Profit Margins

	2000	1999
• Pre-Tax Net Operating Margins	35%	39%

Retail Business Highlights

• 2000 revenues exceeded $1.7 billion

• Year-end AUM of $163 billion

• 2000 net new asset flows $25 billion*

    • U.S. net flows of $21 billion, up 5% from 1999*

    • Non-U.S. net flows of $4 billion, down 13% from 1999

• Competitive investment performance

• 218 wholesaling force worldwide

* Includes retail cash management

A Diverse Retail Business Mix

$163 Billion at December 31, 2000

Amounts in $ billions

Retail Business
Changes in Assets Under Management

	U.S. Funds	Non-U.S. Funds	Variable Annuity	Wrap	Total
• Sept 2000 AUM	$94	$20	$45	$15	$174
• Long-term product net sales	1	1	2	1	5
• Net cash management sales	2	—	—	—	2
• Unreinvested dividends	(1)	—	—	—	(1)

• Net new business	2	1	2	1	6
• Market depreciation	(7)	(3)	(6)	(1)	(17)

• Dec 2000 AUM	$89	$18	$41	$15	$163

Assets reflect 100% of the assets managed by the Joint Venture companies. Amounts in $ billions.

Alliance Non-Proprietary Market Share Trends

Gross Sales	Net Sales

Source: Alliance Capital and ICI. U.S.Based Funds

Average Global Daily Net Sales

Amounts in $ millions

Retail Investment Performance

	Annualized Performance		Percentile Ranking
	1 Year	5 Year	1 Year		5 Year
U.S. Funds
Premier Growth	(19.9)%	20.5%	69%		25%
(Large Cap Growth)
Technology	(24.6)	21.4	26		60
(Science and Technology)
Growth & Income	13.6	19.5	33		7
(Multi-Cap Core)
North American Gov't Trust	18.5	14.2	1		1
(Global Income)
Wrap
Regent Wrap Lg. Cap Equity	(6.3)	22.6	(9.1	)*	18.3	*
Non-U.S. Funds
Global Growth Trends	0.5	17.4	10		8
(Global Growth)

* Performance of S&P 500.
Mutual fund performance, Regent Wrap, and Lipper data through 12/31/00. Percentile rankings based on Lipper for mutual funds.

Key Retail 2001 Initiatives

• Launching co-branded AllianceBernstein funds in 1Q

• Continued emphasis on CollegeBoundfund sm for educational savings

• Increase e-wholesaling force to 10% of total sales force

• Further expansion of non-U.S. mutual fund sales infrastructure

Alliance/Bernstein Institutional Money Management Business Highlights

• 2000 revenues reached $714 million

• Year-end AUM of $254 billion

• Largest institutional manager in active growth and value(1)

• Integration of sales and client service groups completed

• 102 new account wins totaling $7.4 billion in AUM, 4Q 2000

(1) As measured by assets under management by Pensions & Investments, May 2000

Fourth Quarter Institutional Separately Managed Account Wins

102 New Accounts
$7.4 Billion in AUM

Equity Products	New Accounts	Fixed Income Products	New Accounts
Large Cap Growth	16	Global Fixed Income	6
Diversified Value	13	Global High Yield	3
Disciplined Growth	11	Sector Rotation	2
International Value	7	Municipals	1
Strategic Value	3	Mortgage	1
Global Value	3
Emerging Markets Growth	3	Other Products
Canadian Value	3	Commingled Vehicles	13
Japan Equity	2	Regent Accounts	3
Global/Int'l Growth	2	Passive	2
Emerging Markets Value	2
Multi-cap Growth	1
Other	5

As of 12/31/00.

Institutional Separate Account Composite Performance(1)
Growth Composites

	Annualized Performance(1)		Percentile Ranking(2)
	1 Year	5 Year	1 Year	5 Year
Large Cap Growth	(17.8)%	22.3%	55	29
(Growth Equity)
Multi Cap Growth	(9.7)	19.7	47	41
(All Cap Growth Equity)
Research Managed	(3.4)	19.5	11	54
(Growth Equity)
Small Cap Growth	17.8	19.5	8	27
(Small Cap Growth)
International Large Cap Growth	(15.5)	9.7	55	61
(Non-U.S. Equity)
Japan Equity	(32.4)	4.6	59	25
(Japanese Equity)
European Growth	(14.1)	n/a	91	n/a
(European Equity)
Enhanced Sector Rotation	11.7	6.8	38	12
(Active Core Fixed Income)

(1) Investment performance shown net of investment management fees.
(2) Frank Russell percentile rankings based on gross fee performance.
See Performance Disclosure.
Composite and Frank Russell data as of 12/31/00.

Institutional Separate Account Composite Performance(1)
Value Composites

	Annualized Performance(1)		Percentile Ranking(2)
	1 Year	5 Year	1 Year	5 Year
Strategic Value	10.0%	13.7%	39	67
(Large Cap Value)
Diversified Value	13.3	n/a	25	n/a
(Large Cap Value)
Relative Value	15.0	20.0	35	11
(Large Cap Value)
Small Cap Value	19.7	11.4	57	90
(Small Cap Value)
International Value	(2.7)	11.8	13	38
(International Equity: non-US)

(1) Investment performance shown net of investment management fees.
(2) Callan percentile rankings based on gross fee performance.
Composite data and Callan data for percentile rankings as of 12/31/00. See Performance Disclosure.

Outlook for 2001:
Institutional Money Management Key Initiatives

• Capitalize on substantial increase in sales resources

• Pursue cross selling opportunities to existing clients

    • 1,900+ relationships

    • modest overlap

• Launch of Alliance/Bernstein blend services

• Greater penetration of international markets

Private Client Business Highlights
Bernstein Investment Management & Research

• 2000 total revenues $420 million

• Year-end 2000 AUM of $37 billion

• Recovery of value investment performance

• Growth product introduced on October 2, 2000

• Positive cash flows in January 2001

Growth and Value Working Well for Clients

	Value Wins	Growth Wins
	4th Quarter 2000*	YTD 2001**
Russell 1000 Growth	(20.0)	6.9
Russell 1000 Value	3.5	0.4
50% Strategic Value / 50% Strategic Growth	(3.1)	5.1
S&P 500	(7.7)	3.5

50/50 Performance Advantage	4.6%	1.6%

* 10/4/00 - 12/29/00
** 1/2/01 - 1/31/01
Investment performance shown after all fees.
See Performance Disclosure.

Outlook for 2001:
Private Client Key Initiatives

• Roll-out Alliance products to Bernstein private clients

    • Growth

    • Real Estate

    • Cash Management

    • Hedge Funds

• Roll-out of next generation investment-planning tools

• Plan to open three new offices

• Expand number of financial advisors by 15%

Outlook for 2001:
Institutional Research Services Key Initiatives

• 2000 revenues of $213 million

• Dramatic expansion of analysts and industry coverage

• Expansion of research services on European companies/markets

• Launch of European trading capability

Our Mission

To be the premier

global research and investment-management organization

through superior performance

across a broad range of investment disciplines

for a diverse group of clients

A Broad Range of Investment Disciplines

A Diverse Group of Clients

Delivered Through a Global Platform

* Includes investment professionals and analysts from joint venture offices.

With the Goal of Creating Unitholder Value

(Distributions per Unit)

Adjusted for two-for-one Unit split in 1998.

Outlook from 4Q 2000 Run Rates:
Positive Organic Growth

• Revenue growth 10-15%

    • 7-8% blended capital markets growth

    • $30-40 billion in net new flows

    • Accelerated growth in institutional research services

    • Decline in performance fees

• Expenses

    • Expense growth below base revenue growth

• Net operating earnings and distributions grow in line with revenues

• Base fee net operating earnings exceed revenue growth

…but Market Depreciation in 2000 Will Hurt Results in Calendar Year 2001

• First quarter net operating earnings expected to be down from 4Q 2000 and down from 1Q 2000

    • Beginning 2001 AUM below 4Q 2000 average

    • Performance fees—high watermark issues for growth-oriented funds
                                    —conservative expectations for value-oriented funds

• Full year net operating earnings and unit distributions expected to be similar to 2000

• Year-over-year earnings comparisons turn positive in second half of 2001

Positioned For Growth

• Worldwide research and investment capabilities

• Unique strengths in growth and value investing

• Highly regarded marketing and client service teams

• Well-positioned in retail, institutional and private client channels

• Continued underlying business strength

• Strong financials

• Cogent strategy

Performance Disclosure
Alliance Capital Management L.P.

    Alliance Capital Management L.P. ("Alliance Capital"), is a registered investment advisor. Alliance Capital had $454 billion in assets under management as of December 31, 2000. Performance figures in this report have been presented net of investment management fees. Net performance figures have been calculated by deducting the highest fee charged to an account in a composite, excluding accounts with performance based fee arrangements and balanced accounts which may be charged an equity fee rate. Net of fee performance figures reflect the compounding effect of such fees. The annual fees used: 1.00% for Small Cap Growth, 0.90% for Large Cap Growth, 0.75% for International Large Cap Growth, Research Managed, Japanese Equity and European Growth, and 0.29% for Enhanced Sector Rotation.

    No representation is made that the performance of these investment accounts are indicative of future performance. Performance figures for each account are calculated monthly on a trade-date basis using an internal rate of return calculation. Monthly market values include income accruals and reflect the daily weighting of cash flows. The composite results are asset weighted on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns resulting in a time-weighted rate of return.

    The Composites include discretionary tax-exempt accounts with assets over $10 million which are not subject to significant investment restrictions imposed by clients, except for the European Growth Composite which consists of one taxable account. The Composites are asset weighted and have been built according to AIMR Performance Presentation Standards. AIMR has not been involved with the preparation or review of this report. Alliance Capital received attestation from KPMG for Level 1 and 2 AIMR Verification for 1992, 1993, 1994, 1996, 1997 and 1998. We are currently reviewing 1999. This verification and other composites are available upon request.

    Composites used for performance reporting purposes represent the following:

Strategy	Number of Accounts	Assets ($mm)	% of Total Firm Assets

Large Cap Growth	285	37,202	8%

Research Managed	2	4,211	1%

Small Cap Growth	12	1,606	‹1%

Multi Cap Growth	13	1,166	‹1%

International Large Cap Growth	5	2,070	‹1%

Japanese Equity	11	619	‹1%

European Growth	1	2,317	‹1%

Enhanced Sector Rotation	28	4,349	1%

Performance Disclosure (con't)
Alliance Capital Management L.P.—Bernstein Investment Research & Management Unit

   Prior to October 2, 2000, performance figures relating to the Bernstein value products were calculated by Sanford C. Bernstein & Co., Inc., and thereafter, by Alliance Capital Management L.P. through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). The Bernstein Unit services the former investment management clients of Sanford C. Bernstein & Co., Inc., and has used the following standards of measurement in compiling its performance data:

   1) Total Return—Performance results of accounts and comparisons are made on a total return basis which includes all dividends, interest and accrued interest, and realized and unrealized gains or losses. Securities are included in accounts on a trade date basis. Performance results are after deductions of all transaction charges and fees.

   2) Rate of Return—Investment results are computed on a "time-weighted" rate of return basis. Assuming dividends and interest are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. In computing the "time-weighted rate of return", if an account's net monthly cash flow exceeds 10% of its beginning market value, the cash flows are weighted on a daily basis. When an account's net monthly cash flows are less than 10% of its beginning market value, the cash flows are weighted by the "end of the month" assumption.

   3) Preparation of Data—Investment results on a quarterly basis for accounts in the cited category under the discretionary management of Bernstein's Investment Policy Group for the entire quarter were added together and the sum divided by the total number of accounts in each quarter through 1992; beginning in 1993 quarterly performance was for all accounts weighted by their market value. These quarterly performance figures were then linked to produce a continuous-performance index. The continuous-performance index from inception was used to create point-to-point comparisons. Closed accounts are included for each full quarter prior to their closing. Strategic Value returns include all Strategic Value accounts from 1974-1982 and, from 1983-1999, all Strategic Value accounts with $5 million or more in assets. Beginning January 1, 2000, results exclude accounts with a client-directed margin balance of 20% or more of market value at any month end. Strategic Value accounts exclude the following products: Diversified Value, Social Investing, Leveraged Hedge and Maximum Appreciation 1000 Accounts. From 1994-1999, returns for Diversified Value optimized against the S&P 500 Index exclude certain accounts with special restrictions imposed by clients. The minimum account sizes included in Diversified Value performance are: 1986: 3Q-1991: $5 million; thereafter: all accounts. Small-Cap Value Equity includes all accounts. Investment results for International Value Equity through June 1993 were those of a single, pooled, managed International Value account. From July 1993 quarterly results were those of GDP-weighted, half-hedged International Value accounts separately managed in US dollars. International Value returns exclude certain accounts with special restrictions imposed by clients.

   4) Dispersion—Dispersion, or standard deviation, measures the variability of account returns within a composite. In a normal distribution, approximately two-thirds of the account returns will fall within the range of one standard deviation above and below the equal-weighted mean return. Beginning in 1993, performance is weighted by account size, therefore dispersion is calculated from the asset-weighted mean. Dispersion of performance for accounts under management were as follows: Strategic Value—1974: 29.1; 1975: 26.5; 1976: 17.6; 1977: 8.3; 1978: 11.5; 1979: 9.0; 1980: 8.7; 1981: 5.6; 1982: 5.5; 1983: 2.9; 1984: 1.6; 1985: 1.6; 1986: 1.1; 1987: 1.7; 1988: 1.7; 1989: 1.4; 1990: 1.2; 1991: 2.0; 1992: 1.4; 1993: 1.2; 1994: 1.2; 1995: 1.3; 1996: 1.3; 1997: 1.6; 1998: 2.5; 1999: 2.5; 2000: N/A.; Diversified Value: 1986: 3Q-4Q: 0.1; 1987: 0.2; 1988: 0.4; 1989: 0.4; 1990: 0.6; 1991: 0.4; 1992: 0.3; 1993: 0.9; 1994: 0.8; 1995: 0.8; 1996: 0.9; 1997: 1.1; 1998: 1.5; 1999: 1.3; 2000: N/A; Small-Cap Value Equity: 1991: 1.3; 1992: 1.3; 1993: 1.5; 1994: 1.6; 1995: 1.6; 1996: 1.2; 1997: 1.0; 1998: 1.8; 1999: 1.6; 2000: N/A; International Value (Half-Hedged): 1993: 2H: 0.6; 1994: 0.9; 1995: 1.5; 1996: 1.0; 1997: 1.1; 1998: 1.6; 1999: 1.8; 2000: N/A.

   5) Financial Securities Environment—Various indices are used to indicate the type of investment environment existing during the time periods shown.

Strategy	Number of Accounts	Assets ($mm)	% of Total Firm Assets

Strategic Value (accts over $5 million)	342	17,224	4%

Diversified Value	397	10,948	2%

Relative Value	8	1,596	‹1%

Small Cap Value	60	1,697	‹1%

International Value (half-hedged, GDP wtd)	64	1,388	‹1%

Alliance Capital 4Q00 Earnings

Presentation Appendix

Alliance Capital—Investment Considerations

Alliance Capital (The Operating Partnership)
• Assets Under Management:	$454 billion
• Market Value(1):	$14.5 billion

Alliance Holding (The Publicly Traded Partnership)
• NYSE	Ticker: AC
• AC: Market Capitalization (public)	$4.3 billion
• Current Price:	$58.10
• Trailing Twelve Month Yield	5.4%
• 10 year DPU Growth Rate	22%
• 5 year DPU Growth Rate	28%

(1) Value of operating partnership is based upon price of Alliance Holding units as of 1/31/01 and total outstanding Alliance Capital units as of 12/31/00.
Current price, market capitalization, and yield as of 1/31/01. AUM as of 12/31/00

2

Ownership Structure—Alliance Capital

* AXA Financial ownership includes General Partnership interests.
Employee ownership percentage includes restricted unit awards pursuant to 1999 Partners Plan.

3

Financial Results—Alliance Capital (The Operating Partnership)

	4th Quarter			Full Year
			% Change			% Change
	2000	1999(1)		2000	1999(1)
Revenues
Advisory Fees	$544	$428	27	$1,690	$1,332	27
Distribution Revenues	152	127	19	622	442	41
Inst. Research Services	56	—	—	56	—	n/a
Other	41	30	38	154	95	61

	793	585	35	2,522	1,869	35
Operating Expenses	568	405	40	1,767	1,337	32

Operating Income	225	180	25	755	532	42
Amortization of Intangibles	43	1	n/a	46	4	n/a
Non-recurring Items	23	—	n/a	(1)	—	n/a

Income Before Taxes	159	179	(12)	710	528	34
Income Taxes	11	11	(9)	41	34	19

NET INCOME	$148	$168	(12)	$669	$494	35

BASE FEE EARNINGS	$194	$130	50	$677	$433	57
PERFORMANCE FEE EARNINGS	21	39	(48)	37	66	(44)

NET OPERATING EARNINGS(2)	$215	$169	27	$714	$499	43

(1) Amounts assume the Alliance Holding Reorganization occurred on January 1, 1999.
(2) Net Operating Earnings: Net income excluding amortization of intangibles and non-recurring items.
Amounts in $ millions.

4

Financial Results—Alliance Holding (The Publicly Traded Partnership)

	4th Quarter			Full Year
			% Change			% Change
	2000	1999(1)		2000	1999(1)
Equity in Earnings of Operating Partnership	$43	$70	(38)	$245	$204	20
Income Taxes	6	6	3	21	18	15

NET INCOME	$37	$64	(42)	$224	$186	20

DILUTED NET INCOME PER UNIT	$0.50	$0.86	(42)	$2.93	$2.53	16
Amortization of Intangibles per Unit	0.17	0.01	1,600	0.22	0.02	1,000
Non-recurring Items per Unit	0.09	—	n/a	—	—	n/a

NET OPERATING EARNINGS PER UNIT(2)	$0.76	$0.87	(13)	$3.15	$2.55	24

BASE FEE EARNINGS PER UNIT	$0.69	$0.67	3	$3.00	$2.22	35
PERFORMANCE FEE EARNINGS PER UNIT	0.07	0.20	(65)	0.15	0.33	(55)

NET OPERATING EARNINGS PER UNIT(2)	$0.76	$0.87	(13)	$3.15	$2.55	24

UNITHOLDER DISTRIBUTION PER UNIT	$0.78	$0.85	(8)	$3.11	$2.49	25

(1) Amounts assume the Alliance Holding Reorganization occurred on January 1, 1999.
(2) Net Operating Earnings per Unit: Diluted Net income excluding Alliance Holding's proportionate share of amortization of intangibles and non-recurring items.

5

Alliance Capital (The Operating Partnership)
Consolidated Balance Sheet

	12/31/00	12/31/99
Assets
Cash and investments	$556,569	$178,805
Restricted cash and securities at market (cost $1,289,120)	1,306,334	—
Receivable from brokers and dealers	1,316,694	218,569
Receivable from clients	187,945	—
Fees receivable	401,609	309,849
Furniture, equipment and leasehold improvements, net	199,699	140,045
Intangible assets, net	3,430,708	98,068
Deferred sales commissions, net	715,692	604,723
Other investments	52,925	57,786
Other assets	102,587	53,216

Total Assets	$8,270,762	$1,661,061

Liabilities and Partners' Capital
Liabilities:
Payable to brokers and dealers	$882,576	$61,372
Payable to clients	1,636,869	—
Payable to Alliance mutual funds for share purchases	279,249	254,151
Accounts payable and accrued expenses	238,640	164,550
Accrued compensation and benefits	313,425	235,120
Debt	782,232	390,079
Minority interests in consolidated subsidiaries	4,093	3,122

Total Liabilities	4,137,084	1,108,394

Partners' Capital	4,133,678	552,667

Total Liabilities and Partners' Capital	$8,270,762	$1,661,061

Amounts in $ thousands. Unaudited

6

Alliance Capital (The Operating Partnership)
Consolidated Cash Flow

	12 Months Ended
	12/31/00	12/31/99
Cash flows from operating activities:
Net Income	$668,749	$461,649
Non-cash items:
Amortization and depreciation	301,618	188,276
Other, net	79,604	21,766
Changes in assets and liabilities, net	233,514	(447,608)

Net cash provided from operating activities	1,283,485	224,083
Cash flows from investing activities:
Purchases of investments, net	(213,939)	(2,073)
Additions to furniture, equipment and leasehold improvements, net	(75,796)	(63,496)
Proceeds of restricted cash and securities, net	(610,488)	—
Purchase of business net of cash acquired	(1,455,767)	(142)

Net cash used in investing activities	(2,355,990)	(65,711)
Cash flows from financing activities:
Proceeds from the issuance of debt	6,511,357	2,911,470
Repayment of borrowings	(6,142,983)	(2,722,875)
Distributions to partners	(633,162)	(357,857)
Proceeds from issuance of Units to AXF	1,601,483	—
Other	(128,124)	15,889

Net cash provided from/(used in) financing activities	1,208,571	(153,373)

Net increase in cash	136,066	4,999
Cash at beginning of period	80,185	75,186

Cash at end of period	$216,251	$80,185

Amounts in $ thousands. Unaudited

7

Revenues

$2.5 billion in 2000

Amounts in $ millions.

8

Changes in Assets Under Management
Three Months Ended December 31, 2000

	Retail	Institutional Money Management	Private Client	Total
Beginning of period	$173,676	$210,483	$4,235	$388,394
Bernstein Acquisition	—	55,006	30,790	85,796
Sales/new accounts	15,987	7,754	964	24,705
Redemptions/terminations	(11,226)	(5,286)	(1,251)	(17,763)
Net cash management sales	2,802	(615)	—	2,187
Cash flow*	—	(458)	(508)	(966)
Unreinvested dividends	(1,194)	(13)	—	(1,207)

Net new business	6,369	1,382	(795)	6,956

Market apprec/deprec	(16,739)	(13,332)	2,604	(27,467)

End of period	$163,306	$253,539	$36,834	$453,679

* Cash flow represents separately managed account client flows.
Assets reflect 100% of the assets managed by the Joint Ventures. Amounts in $ millions.

9

Changes in Assets Under Management
Twelve Months Ended December 31, 2000

	Retail	Institutional Money Management	Private Client	Total
Beginning of period	$155,243	$207,583	$5,495	$368,321
Bernstein Acquisition	—	55,006	30,790	85,796
Sales/new accounts	73,332	18,810	1,467	93,609
Redemptions/terminations	(48,967)	(11,525)	(1,857)	(62,349)
Net cash management sales	2,935	2,819	—	5,754
Cash flow*	—	(5,955)	(535)	(6,490)
Unreinvested dividends	(1,887)	(29)	—	(1,916)

Net new business	25,413	4,120	(925)	28,608

Market apprec/deprec	(17,350)	(13,170)	1,474	(29,046)

End of period	$163,306	$253,539	$36,834	$453,679

Actual amounts representing 12 months Alliance and 3 months Sanford C. Bernstein.
Assets reflect 100% of the assets managed by the Joint Ventures. Amounts in $ millions.
* Cash flow represents separately managed account client flows.

10

Market Share of Gross Sales of U.S.-Based Mutual Funds In Key Advisor-Assisted Channels

Nonproprietary gross sales domestic long-term funds.
Source: ICI

11

Alliance Capital (The Operating Partnership)
Retail AUM and Net Sales

(in millions)

		Quarters			Full Year
	AUM 12/31/00	Net Sales 4Q 2000	Net Sales 4Q 1999	Net Sales 3Q 2000	Net Sales 2000	Net Sales 1999
U.S. Based Mutual Funds	$59,443	$742	$2,625	$2,577	$9,058	$12,489
Non-U.S. Based Mutual Funds
Luxembourg Funds	7,090	425	490	688	2,367	1,266
EPTA Funds	4,389	427	859	(416)	1,532	2,620
India	857	6	74	146	552	259
Japan	2,922	(107)	(212)	39	(600)	(256)
Other Funds	700	(9)	213	-	(13)	141
Joint Venture Funds	2,691	89	(39)	388	126	553

Total Non-U.S.	18,649	831	1,385	845	3,964	4,583

Separate Account Wrap	14,514	825	949	1,232	4,981	3,727
Variable Annuity	41,159	2,363	466	437	6,362	2,053

Total Long-Term	133,765	4,761	5,425	5,091	24,365	22,852

Cash Management	29,541	2,802	2,686	2,219	2,935	4,099

Total	$163,306	$7,563	$8,111	$7,310	$27,300	$26,951

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Alliance Capital (The Operating Partnership)
Institutional Money Management AUM and Net Sales

		Quarters			Full Year
	AUM 12/31/00	Net Sales 4Q 2000	Net Sales 4Q 1999	Net Sales 3Q 2000	Net Sales 2000	Net Sales 1999
Mutual Funds
U.S.-Based	$1,335	$(12)	$(19)	$31	$125	$(23)
Non-U.S.-Based
Luxembourg	886	133	94	186	753	125
Structured Products	4,215	(178)	(2)	(988)	(1,166)	1,166
Other	89	(16)	—	29	22	7

Total Non-U.S.	5,190	(61)	92	(773)	(391)	1,298

Separate Accounts	238,648	2,083	667	(907)	1,596	781

Total Long-Term	245,173	2,010	740	(1,649)	1,330	2,056

Cash Management	8,366	(615)	496	2,821	2,819	1,616

Total	$253,539	$1,395	$1,236	$1,172	$4,149	$3,672

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Alliance Capital (The Operating Partnership)
Private Client AUM and Net Sales

(in millions)

		Quarters			Full Year
	AUM 12/31/00	Net Sales 4Q 2000	Net Sales 4Q 1999	Net Sales 3Q 2000	Net Sales 2000	Net Sales 1999
Mutual Funds	$11,678	$(241)	$69	$78	$(361)	$408
Separate Accounts	25,156	(554)	117	40	(564)	209

Total Long-Term	36,834	(795)	186	118	(925)	617

Cash Management	—	—	—	—	—	—

Total	$36,834	$(795)	$186	$118	$(925)	$617

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Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.
Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

  • mutual funds sponsored by Alliance Capital and affiliated joint venture companies,

  • cash management products such as money market funds and deposit accounts,

  • mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

  • "wrap" products;

2.
Institutional Money Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

  • separate accounts,

  • mutual fund shares and classes sold principally to institutional investors and high net worth individuals,

  • sub-advisory relationships resulting from the efforts of the institutional marketing department,

  • hedge funds,

  • structured products, and

  • group trusts;

3.
Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

  • separate accounts,

  • hedge funds and

  • certain other vehicles; and

4.
Institutional Research Services to institutional clients by means of:

  • in-depth research,

  • portfolio strategy,

  • trading and

  • brokerage-related services.

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